                                                   Chase Manhattan Bank USA, N.A.
                                                        Noteholders Statement

                                                Chase Credit Card Owner Trust 1999-3




Section 7.3 Indenture                                                                           Distribution Date:         8/15/2003
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    4,717,500.00
               Class B Note Interest Requirement                      279,708.54
               Class C Note Interest Requirement                      119,759.84
                       Total                                        5,116,968.38

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         5.55000
               Class B Note Interest Requirement                         5.79167
               Class C Note Interest Requirement                         1.77120

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        850,000,000
               Class B Note Principal Balance                         48,295,000
               Class C Note Principal Balance                         67,615,000

(iv)    Amount on deposit in Owner Trust Spread Account            38,636,400.00

(v)     Required Owner Trust Spread Account Amount                 38,636,400.00



                                                               By:
                                                                                 --------------------

                                                               Name:             Patricia M. Garvey
                                                               Title:            Vice President



------------------------------------------------------------------------------------------------------------------------------------

                                                   Chase Manhattan Bank USA, N.A.
                                                        Noteholders Statement

                                                Chase Credit Card Owner Trust 2000-1




Section 7.3 Indenture                                                                           Distribution Date:         8/15/2003
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                        0.00
             Class B Principal Payment                                        0.00
             Class C Principal Payment                                        0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                        0.00
             Class B Principal Payment                                        0.00
             Class C Principal Payment                                        0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                        824,651.67
               Class B Note Interest Requirement                         78,408.47
               Class C Note Interest Requirement                        127,105.31
                       Total                                          1,030,165.45

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                           1.09954
               Class B Note Interest Requirement                           1.25454
               Class C Note Interest Requirement                           1.58176

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                          750,000,000
               Class B Note Principal Balance                           62,500,000
               Class C Note Principal Balance                           80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account               8,928,570.00

(v)     Required Owner Trust Spread Account Amount                    8,928,570.00



                                                               By:
                                                                                  --------------------

                                                               Name:              Patricia M. Garvey
                                                               Title:             Vice President


------------------------------------------------------------------------------------------------------------------------------------

                                                   Chase Manhattan Bank USA, N.A.
                                                        Noteholders Statement

                                                Chase Credit Card Owner Trust 2000-3




Section 7.3 Indenture                                                                           Distribution Date:         8/15/2003
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      798,818.33
               Class B Note Interest Requirement                       78,408.47
               Class C Note Interest Requirement                      125,029.42
                       Total                                        1,002,256.23

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.06509
               Class B Note Interest Requirement                         1.25454
               Class C Note Interest Requirement                         1.55592

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        750,000,000
               Class B Note Principal Balance                         62,500,000
               Class C Note Principal Balance                         80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00



                                                               By:
                                                                                 -------------------

                                                               Name:             Patricia M. Garvey
                                                               Title:            Vice President


------------------------------------------------------------------------------------------------------------------------------------

                                                   Chase Manhattan Bank USA, N.A.
                                                        Noteholders Statement

                                                Chase Credit Card Owner Trust 2001-1




Section 7.3 Indenture                                                                           Distribution Date:         8/15/2003
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      766,623.39
               Class B Note Interest Requirement                       77,206.67
               Class C Note Interest Requirement                      128,909.47
                       Total                                          972,739.53

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.07370
               Class B Note Interest Requirement                         1.29759
               Class C Note Interest Requirement                         1.68509

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        714,000,000
               Class B Note Principal Balance                         59,500,000
               Class C Note Principal Balance                         76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,500,000.00

(v)     Required Owner Trust Spread Account Amount                  8,500,000.00



                                                               By:
                                                                                 --------------------

                                                               Name:             Patricia M. Garvey
                                                               Title:            Vice President


------------------------------------------------------------------------------------------------------------------------------------

                                                   Chase Manhattan Bank USA, N.A.
                                                        Noteholders Statement

                                                Chase Credit Card Owner Trust 2001-2




Section 7.3 Indenture                                                                           Distribution Date:         8/15/2003
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      528,240.00
               Class B Note Interest Requirement                       52,630.27
               Class C Note Interest Requirement                       92,580.27
                       Total                                          673,450.54

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.05648
               Class B Note Interest Requirement                         1.26315
               Class C Note Interest Requirement                         1.72815

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        500,000,000
               Class B Note Principal Balance                         41,666,000
               Class C Note Principal Balance                         53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account             5,952,380.00

(v)     Required Owner Trust Spread Account Amount                  5,952,380.00



                                                               By:
                                                                                 --------------------

                                                               Name:             Patricia M. Garvey
                                                               Title:            Vice President


------------------------------------------------------------------------------------------------------------------------------------

                                                   Chase Manhattan Bank USA, N.A.
                                                        Noteholders Statement

                                                Chase Credit Card Owner Trust 2001-3




Section 7.3 Indenture                                                                           Distribution Date:         8/15/2003
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      760,068.33
               Class B Note Interest Requirement                       77,870.28
               Class C Note Interest Requirement                      135,408.87
                       Total                                          973,347.48

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.01342
               Class B Note Interest Requirement                         1.24592
               Class C Note Interest Requirement                         1.68509

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        750,000,000
               Class B Note Principal Balance                         62,500,000
               Class C Note Principal Balance                         80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00



                                                               By:
                                                                                 ---------------------

                                                               Name:             Patricia M. Garvey
                                                               Title:            Vice President


------------------------------------------------------------------------------------------------------------------------------------

                                                   Chase Manhattan Bank USA, N.A.
                                                        Noteholders Statement

                                                Chase Credit Card Owner Trust 2001-4




Section 7.3 Indenture                                                                           Distribution Date:         8/15/2003
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of Net Swap Payment                                          0.00
        Amount of Net Swap Receipt                                  2,959,446.47

(ii)    Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(iii)   Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest                                3,850,000.00
               Class B Note Interest                                   89,625.82
               Class C Note Interest                                     155,533.20
                       Total                                        4,095,159.02

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest                                     4.58333
               Class B Note Interest                                     1.28037
               Class C Note Interest                                     1.72815

(iv)    Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        840,000,000
               Class B Note Principal Balance                         70,000,000
               Class C Note Principal Balance                         90,000,000

(v)     Amount on deposit in Owner Trust Spread Account            10,000,000.00

(vi)    Required Owner Trust Spread Account Amount                 10,000,000.00



                                                               By:
                                                                                 ---------------------

                                                               Name:             Patricia M. Garvey
                                                               Title:            Vice President


------------------------------------------------------------------------------------------------------------------------------------

                                                   Chase Manhattan Bank USA, N.A.
                                                        Noteholders Statement

                                                Chase Credit Card Owner Trust 2001-5




Section 7.3 Indenture                                                                           Distribution Date:         8/15/2003
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    1,309,464.80
               Class B Note Interest Requirement                      140,767.90
               Class C Note Interest Requirement                      244,924.80
                       Total                                        1,695,157.50

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.03926
               Class B Note Interest Requirement                         1.34065
               Class C Note Interest Requirement                         1.81426

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,260,000,000
               Class B Note Principal Balance                        105,000,000
               Class C Note Principal Balance                        135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)     Required Owner Trust Spread Account Amount                 15,000,000.00



                                                               By:
                                                                                 ---------------------

                                                               Name:             Patricia M. Garvey
                                                               Title:            Vice President


------------------------------------------------------------------------------------------------------------------------------------

                                                   Chase Manhattan Bank USA, N.A.
                                                        Noteholders Statement

                                                Chase Credit Card Owner Trust 2001-6




Section 7.3 Indenture                                                                           Distribution Date:         8/15/2003
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    1,073,611.84
               Class B Note Interest Requirement                      114,784.32
               Class C Note Interest Requirement                      205,239.84
                       Total                                        1,393,636.00

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.06509
               Class B Note Interest Requirement                         1.36648
               Class C Note Interest Requirement                         1.90037

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,008,000,000
               Class B Note Principal Balance                         84,000,000
               Class C Note Principal Balance                        108,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            12,000,000.00

(v)     Required Owner Trust Spread Account Amount                 12,000,000.00



                                                               By:
                                                                                 ---------------------

                                                               Name:             Patricia M. Garvey
                                                               Title:            Vice President


------------------------------------------------------------------------------------------------------------------------------------

                                                   Chase Manhattan Bank USA, N.A.
                                                        Noteholders Statement

                                                Chase Credit Card Owner Trust 2002-1




Section 7.3 Indenture                                                                           Distribution Date:         8/15/2003
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      872,976.53
               Class B Note Interest Requirement                       90,228.60
               Class C Note Interest Requirement                      161,733.20
                       Total                                        1,124,938.33

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.03926
               Class B Note Interest Requirement                         1.28898
               Class C Note Interest Requirement                         1.79704

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        840,000,000
               Class B Note Principal Balance                         70,000,000
               Class C Note Principal Balance                         90,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            10,000,000.00

(v)     Required Owner Trust Spread Account Amount                 10,000,000.00



                                                               By:
                                                                                 ---------------------

                                                               Name:             Patricia M. Garvey
                                                               Title:            Vice President


------------------------------------------------------------------------------------------------------------------------------------

                                                   Chase Manhattan Bank USA, N.A.
                                                        Noteholders Statement

                                                Chase Credit Card Owner Trust 2002-2




Section 7.3 Indenture                                                                           Distribution Date:         8/15/2003
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    1,171,533.81
               Class B Note Interest Requirement                      121,256.71
               Class C Note Interest Requirement                      217,746.48
                       Total                                        1,510,537.00

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         0.99620
               Class B Note Interest Requirement                         1.23731
               Class C Note Interest Requirement                         1.72815

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,176,000,000
               Class B Note Principal Balance                         98,000,000
               Class C Note Principal Balance                        126,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            14,000,000.00

(v)     Required Owner Trust Spread Account Amount                 14,000,000.00



                                                               By:
                                                                                 ---------------------

                                                               Name:             Patricia M. Garvey
                                                               Title:            Vice President


------------------------------------------------------------------------------------------------------------------------------------

                                                   Chase Manhattan Bank USA, N.A.
                                                        Noteholders Statement

                                                Chase Credit Card Owner Trust 2002-3




Section 7.3 Indenture                                                                           Distribution Date:         8/15/2003
------------------------------------------------------------------------------------------------------------------------------------


(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    1,385,414.80
               Class B Note Interest Requirement                      140,767.90
               Class C Note Interest Requirement                      248,412.30
                       Total                                        1,774,595.00

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.09954
               Class B Note Interest Requirement                         1.34065
               Class C Note Interest Requirement                         1.84009

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,260,000,000
               Class B Note Principal Balance                        105,000,000
               Class C Note Principal Balance                        135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)     Required Owner Trust Spread Account Amount                 15,000,000.00



                                                               By:
                                                                                 ---------------------

                                                               Name:             Patricia M. Garvey
                                                               Title:            Vice President


------------------------------------------------------------------------------------------------------------------------------------

                                                   Chase Manhattan Bank USA, N.A.
                                                        Noteholders Statement

                                                Chase Credit Card Owner Trust 2002-4




Section 7.3 Indenture                                                                           Distribution Date:         8/15/2003
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    1,255,214.80
               Class B Note Interest Requirement                      128,109.57
               Class C Note Interest Requirement                      226,324.80
                       Total                                        1,609,649.17

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         0.99620
               Class B Note Interest Requirement                         1.22009
               Class C Note Interest Requirement                         1.67648

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,260,000,000
               Class B Note Principal Balance                        105,000,000
               Class C Note Principal Balance                        135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)     Required Owner Trust Spread Account Amount                 15,000,000.00



                                                               By:
                                                                                 ---------------------

                                                               Name:             Patricia M. Garvey
                                                               Title:            Vice President


------------------------------------------------------------------------------------------------------------------------------------

                                                   Chase Manhattan Bank USA, N.A.
                                                        Noteholders Statement

                                                Chase Credit Card Owner Trust 2002-5




Section 7.3 Indenture                                                                           Distribution Date:         8/15/2003
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      872,976.53
               Class B Note Interest Requirement                       88,420.27
               Class C Note Interest Requirement                      159,408.20
                       Total                                        1,120,805.00

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.03926
               Class B Note Interest Requirement                         1.26315
               Class C Note Interest Requirement                         1.77120

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        840,000,000
               Class B Note Principal Balance                         70,000,000
               Class C Note Principal Balance                         90,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            10,000,000.00

(v)     Required Owner Trust Spread Account Amount                 10,000,000.00



                                                               By:
                                                                                 ---------------------

                                                               Name:             Patricia M. Garvey
                                                               Title:            Vice President


------------------------------------------------------------------------------------------------------------------------------------

                                                   Chase Manhattan Bank USA, N.A.
                                                        Noteholders Statement

                                                Chase Credit Card Owner Trust 2002-6




Section 7.3 Indenture                                                                           Distribution Date:         8/15/2003
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      928,447.52
               Class B Note Interest Requirement                       96,599.24
               Class C Note Interest Requirement                      183,874.02
                       Total                                        1,208,920.78

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.00481
               Class B Note Interest Requirement                         1.25454
               Class C Note Interest Requirement                         1.85731

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        924,000,000
               Class B Note Principal Balance                         77,000,000
               Class C Note Principal Balance                         99,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            11,000,000.00

(v)     Required Owner Trust Spread Account Amount                 11,000,000.00



                                                               By:
                                                                                 ---------------------

                                                               Name:             Patricia M. Garvey
                                                               Title:            Vice President


------------------------------------------------------------------------------------------------------------------------------------

                                                   Chase Manhattan Bank USA, N.A.
                                                        Noteholders Statement

                                                Chase Credit Card Owner Trust 2002-7




Section 7.3 Indenture                                                                           Distribution Date:         8/15/2003
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      665,582.40
               Class B Note Interest Requirement                       69,479.78
               Class C Note Interest Requirement                      136,993.65
                       Total                                          872,055.83

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.05648
               Class B Note Interest Requirement                         1.32342
               Class C Note Interest Requirement                         2.02954

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        630,000,000
               Class B Note Principal Balance                         52,500,000
               Class C Note Principal Balance                         67,500,000

(iv)    Amount on deposit in Owner Trust Spread Account             7,500,000.00

(v)     Required Owner Trust Spread Account Amount                  7,500,000.00



                                                               By:
                                                                                 ---------------------

                                                               Name:             Patricia M. Garvey
                                                               Title:            Vice President


------------------------------------------------------------------------------------------------------------------------------------

                                                   Chase Manhattan Bank USA, N.A.
                                                        Noteholders Statement

                                                Chase Credit Card Owner Trust 2002-8




Section 7.3 Indenture                                                                           Distribution Date:         8/15/2003
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      928,447.52
               Class B Note Interest Requirement                       97,925.35
               Class C Note Interest Requirement                      188,136.52
                       Total                                        1,214,509.39

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.00481
               Class B Note Interest Requirement                         1.27176
               Class C Note Interest Requirement                         1.90037

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        924,000,000
               Class B Note Principal Balance                         77,000,000
               Class C Note Principal Balance                         99,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            11,000,000.00

(v)     Required Owner Trust Spread Account Amount                 11,000,000.00



                                                               By:
                                                                                 ---------------------

                                                               Name:             Patricia M. Garvey
                                                               Title:            Vice President


------------------------------------------------------------------------------------------------------------------------------------

                                                   Chase Manhattan Bank USA, N.A.
                                                        Noteholders Statement

                                                Chase Credit Card Owner Trust 2003-1




Section 7.3 Indenture                                                                           Distribution Date:         8/15/2003
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    1,255,214.80
               Class B Note Interest Requirement                      133,534.57
               Class C Note Interest Requirement                      256,549.80
                       Total                                        1,645,299.17

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         0.99620
               Class B Note Interest Requirement                         1.27176
               Class C Note Interest Requirement                         1.90037

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,260,000,000
               Class B Note Principal Balance                        105,000,000
               Class C Note Principal Balance                        135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)     Required Owner Trust Spread Account Amount                 15,000,000.00



                                                               By:
                                                                                 ---------------------

                                                               Name:             Patricia M. Garvey
                                                               Title:            Vice President


------------------------------------------------------------------------------------------------------------------------------------

                                                   Chase Manhattan Bank USA, N.A.
                                                        Noteholders Statement

                                                Chase Credit Card Owner Trust 2003-2




Section 7.3 Indenture                                                                           Distribution Date:         8/15/2003
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    1,179,481.22
               Class B Note Interest Requirement                      117,675.44
               Class C Note Interest Requirement                      249,954.49
                       Total                                        1,547,111.14

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.04787
               Class B Note Interest Requirement                         1.25454
               Class C Note Interest Requirement                         2.07259

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,125,600,000
               Class B Note Principal Balance                         93,800,000
               Class C Note Principal Balance                        120,600,000

(iv)    Amount on deposit in Owner Trust Spread Account            13,400,000.00

(v)     Required Owner Trust Spread Account Amount                 13,400,000.00



                                                               By:
                                                                                 --------------------

                                                               Name:             Patricia M. Garvey
                                                               Title:            Vice President


------------------------------------------------------------------------------------------------------------------------------------

                                                   Chase Manhattan Bank USA, N.A.
                                                        Noteholders Statement

                                                Chase Credit Card Owner Trust 2003-3




Section 7.3 Indenture                                                                           Distribution Date:         8/15/2003
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    1,930,153.52
               Class B Note Interest Requirement                      194,761.13
               Class C Note Interest Requirement                      383,039.04
                       Total                                        2,507,953.69

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.61249
               Class B Note Interest Requirement                         1.95249
               Class C Note Interest Requirement                         2.98666

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,197,000,000
               Class B Note Principal Balance                         99,750,000
               Class C Note Principal Balance                        128,250,000

(iv)    Amount on deposit in Owner Trust Spread Account            14,250,000.00

(v)     Required Owner Trust Spread Account Amount                 14,250,000.00



                                                               By:
                                                                                 --------------------

                                                               Name:             Patricia M. Garvey
                                                               Title:            Vice President


------------------------------------------------------------------------------------------------------------------------------------